SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

SECURITY BANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 722-6200

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	ELECTION OF DIRECTORS.

Effective June 8, 2005, the Board of Directors of Security Bank Corporation (“SBKC”) elected Timothy Kevin Reece as a director of SBKC pursuant to the terms of the Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005, as amended on March 9, 2005 and May 13, 2005. Mr. Reece is also the Chairman of the Board of Directors of SBKC’s newly acquired bank subsidiary, SouthBank, which changed its name to “Security Bank of North Metro” in connection with the acquisition. SBKC has not yet determined the committees on which Mr. Reece will serve.

ITEM 8.01	OTHER EVENTS

On June 8, 2005, SBKC completed its acquisition of 100% of the outstanding capital stock of SouthBank, a Georgia state bank. SBKC will issue $9,660,000 in cash and 1,121,672 shares of SBKC common stock in connection with the acquisition of SouthBank. On June 8, 2005, the total value of the consideration to be issued in the acquisition was approximately $33,417,012. Even though the acquisition of the capital stock of SouthBank was not sufficiently significant to SBKC to be reported under Item 2.01, SBKC has elected to disclose the acquisition under Item 8.01.

A copy of the press release issued by SBKC announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1	-	Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005 (incorporated by reference to Exhibit 2.1 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on January 21, 2005).

Exhibit 2.2	-	Amendment No. 1 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated March 9, 2005 (incorporated by reference to Exhibit 2.2 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on March 14, 2005).

Exhibit 2.3	-	Amendment No. 2 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated May 13, 2005 (incorporated by reference to Exhibit 2.2 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on May 19, 2005).

Exhibit 99.1	-	Press release announcing consummation of the acquisition of SouthBank, dated June 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY BANK CORPORATION

DATE: June 13, 2005	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number

2.1	Agreement and Plan of Reorganization between SBKC and SouthBank, dated January 19, 2005 (incorporated by reference to Exhibit 2.1 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on January 21, 2005).

2.2	Amendment No. 1 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated March 9, 2005 (incorporated by reference to Exhibit 2.2 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on March 14, 2005).

2.3	Amendment No. 2 to Agreement and Plan of Reorganization by and between Security Bank Corporation and SouthBank, dated May 13, 2005 (incorporated by reference to Exhibit 2.2 to SBKC’s report on Form 8-K (File No. 000-23261), filed with the Commission on May 19, 2005).

99.1	Press release announcing consummation of the acquisition of SouthBank, dated June 8, 2005.

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